Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

March 2, 2005

TABLE OF CONTENTS

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

1

Financial Highlights ……….…………………………....………………………...……..………………………….….….…....………….……

2

Consolidated and Combined Statements of Operations…………………………………………...…………………….....….….…...………..

3

Consolidated and Combined Statements of Funds from Operations……………………………………...…………………..….…….………

4

Capital Structure…………………………………………………………………………………….....….…………………...……………..……

5

Portfolio Overview……………………………………………………….…………………………………..…………….……....………………..

6

Same Store Results of Operations…………………………………………………….………………………………….....………………………

7

Owned Off-Campus Same Store Occupancy…………………………………………..…….…………………...……………………………...

8

Fall to Spring Change in Occupancy - Owned Off-Campus Properties…………………………………..……………………………………

9

Fall to Spring Change in Occupancy - On-Campus Participating Properties…………………………….……………………………………

10

2005 / 2006 Leasing Status...……………………...…………….………………………………..……………………………..………….………

11

Recent Acquisitions / Dispositions……………………………………………………………...……………....………………….………………

12

Acquisitions / Developments Update……………………………………………………………...……………....………………………….……

13

Third Party Development Services Update…………………………….……………………………..…………………..……………….………

14

Management Services Update…………………………………………………………………….………….…………..…………………...……

15

2005 Outlook………………………………………………………………………….………………………...…………….………….…………

16

American Campus Communities Contacts………….……………..…………………………..…………………………………….…………….

17

Consolidated and Combined Balance Sheets ……………………………………...……………………………………………..….…….……..

FINANCIAL HIGHLIGHTS
(dollars in thousands, except share and per share data)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

% Change

2004

2003

$ Change

% Change

Operating Data

Total revenues

18,181

$

15,248

$

2,933

$

19.2%

60,823

$

57,136

$

3,687

$

6.5%

Operating income

5,946

3,988

1,958

49.1%

14,500

16,444

(1,944)

-11.8%

Net income (loss)

3,340

(377)

3,717

985.9%

(1,339)

(944)

(395)

-41.8%

Net income per share - basic and diluted

0.26

-

-

-

-

-

-

-

FFO

6,161

1,828

4,333

237.0%

8,609

7,961

648

8.1%

FFO per share - basic

0.49

-

-

-

-

-

-

-

FFO per share - diluted

0.48

-

-

-

-

-

-

-

FFOM

4,548

325

4,223

1299.4%

6,455

5,784

671

11.6%

FFOM per share - basic and diluted

0.36

-

-

-

-

-

-

-

Capitalization

Total debt

(1)

Market equity

(2)

Total enterprise value

Debt to total enterprise value

Total common shares outstanding

Total PIUs and RSUs outstanding

(3)

128,145

128,145

(1)

Excludes debt related to our on-campus participating properties of $77.2 million and $76.8 at December 31, 2004 and September 30, 2004, respectively.

(2)

   Based on closing price per common share of $22.49 and $18.56 as of December 31, 2004 and September 30, 2004, respectively.

352,778

30.2%

33.0%

12,615,000

12,615,000

(3)

Consists of profit interest units ("PIUs") in the Operating Partnership and restricted stock units ("RSUs").

Quarter ended December 31,

Year ended December 31,

December 31, 2004

September 30, 2004

123,774

$

116,265

$

286,593

236,513

410,367

$

$

CONSOLIDATED & COMBINED BALANCE SHEETS
(dollars in thousands, except share and per share data)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2

CONSOLIDATED & COMBINED BALANCE SHEETS
(dollars in thousands, except share and per share data)

December 31, 2004

December 31, 2003

Assets

Investments in real estate:

Owned off-campus properties, net

$                272,450

$                222,907

On-campus participating properties, net

                     68,064

                     77,689

Investments in real estate, net

                   340,514

                   300,596

Cash and cash equivalents

                       4,050

                       5,227

Restricted cash and short-term investments

                       9,816

                       9,503

Student contracts receivable, net

                       2,164

                       2,355

Other assets

                     11,084

                     12,885

$                367,628

$                330,566

Total assets

Liabilities and stockholders’ and Predecessor owners’ equity

Liabilities:

Mortgage loans, bonds payable, and lines of credit

$                201,014

$                275,598

Accounts payable and accrued expenses

                       5,443

                       3,966

Other liabilities

                     20,294

                     23,092

                   226,751

                   302,656

Minority interests

                       2,648

                          252

Stockholders’ and Predecessor owners’ equity:

Common stock, $.01 par value, 800,000,000 shares authorized,

       12,615,000 shares issued and outstanding

                          126

-

Additional paid in capital

                   136,259

-

Accumulated earnings and dividends

                       1,802

-

Accumulated other comprehensive income (loss)

                            42

                        (197)

Predecessor owners’ equity

                             -

                     27,855

                   138,229

                     27,658

Total liabilities and stockholders’ and Predecessor owners’ equity

$                367,628

$                330,566

Total stockholder’s and Predecessor owners’ equity

Total liabilities

CONSOLIDATED & COMBINED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

2004

2003

$ Change

Revenues:

Owned off-campus properties

10,455

$

7,699

$

2,756

$

35,115

$

31,514

$

3,601

$

On-campus participating properties

5,595

5,578

17

17,418

16,482

936

Third party development services

1,065

1,600

(535)

5,803

7,939

(2,136)

Third party management services

798

371

427

2,105

1,189

916

Resident services and other

268

-

268

382

12

370

Total revenues

18,181

15,248

2,933

60,823

57,136

3,687

Operating expenses:

Owned off-campus properties

4,446

3,728

718

16,861

15,272

1,589

On-campus participating properties

2,082

2,099

(17)

7,900

7,925

(25)

Third party development and management services

1,422

1,448

(26)

5,543

5,389

154

General and administrative

1,314

1,561

(247)

5,234

2,749

2,485

Depreciation and amortization

2,823

2,237

586

9,973

8,868

1,105

Ground lease

148

187

(39)

812

489

323

Total operating expenses

12,235

11,260

975

46,323

40,692

5,631

Operating income

5,946

3,988

1,958

14,500

16,444

(1,944)

Nonoperating income and (expenses):

Interest income

25

15

10

82

71

11

Interest expense

(3,550)

(4,299)

749

(16,698)

(16,940)

242

Amortization of deferred financing costs

(232)

(140)

(92)

(1,211)

(558)

(653)

Other nonoperating income

653

-

653

927

-

927

Total nonoperating expenses

(3,104)

(4,424)

1,320

(16,900)

(17,427)

527

Income (loss) before income taxes, minority interests, and

discontinued operations

2,842

(436)

3,278

(2,400)

(983)

(1,417)

Income tax (provision) benefit

(29)

-

(29)

728

-

728

Minority interests

(30)

41

(71)

100

16

84

Income (loss) from continuing operations

2,783

(395)

3,178

(1,572)

(967)

(605)

Discontinued operations:

Income attributable to discontinued operations

557

2

555

272

7

265

   Gain (loss) from disposition of real estate

-

16

(16)

(39)

16

(55)

    Total discontinued operations

557

18

539

233

23

210

Net income (loss)

(1)

3,340

$

(377)

$

3,717

$

(1,339)

$

(944)

$

(395)

$

Net income per share - basic and diluted

0.26

$

Weighted-average common shares outstanding:

Basic

Diluted

(1)

Full-year 2004 results reflect charges totaling approximately $2.6 million related to the company’s IPO and related formation transactions.  Excluding these transactions, net income for the year ended December 31, 2004 would have been $1.3 million.

Quarter ended December 31,

Year ended December 31,

3

12,622,145

12,743,145

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

2004

2003

$ Change

Net income (loss)

(1)

3,340

$

(377)

$

3,717

$

(1,339)

$

(944)

$

(395)

$

Minority interests

30

(41)

71

(100)

(16)

(84)

(Gain) loss from disposition of real estate

-

(16)

16

39

(16)

55

Real estate related depreciation and amortization

2,791

2,262

529

10,009

8,937

1,072

Funds from operations (“FFO”)

(1)

6,161

1,828

   4,333

   8,609

7,961

648

Elimination of operations of on-campus  participating properties:

Net income from on-campus participating properties

(1,179)

(1,219)

40

(270)

(187)

(83)

Amortization of investment in on-campus participating properties

(871)

(850)

(21)

(3,531)

(3,270)

(261)

(2,050)

(2,069)

19

(3,801)

(3,457)

(344)

Modifications to reflect operational performance of on-campus participating properties:

Our share of net cash flow

(2)

148

282

(134)

772

471

301

Management fees

274

284

(10)

860

809

51

CONSOLIDATED & COMBINED STATEMENTS OF FUNDS FROM OPERATIONS
(dollars in thousands, except per share data)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

On-campus participating property development fees

15

-

15

-

Impact of on-campus participating properties

437

566

(129)

1,647

1,280

367

Funds from operations – modified for operational performance of on-campus participating properties (“FFOM”)

4,548

$

325

$

4,223

$

6,455

$

5,784

$

671

$

FFO per share – basic

0.49

$

FFO per share – diluted

0.48

$

FFOM per share – basic and diluted

0.36

$

Weighted average common shares outstanding

      Basic

12,622,145

      Diluted

12,743,145

     FFO and FFOM for the year ended December 31, 2004 would have been $1.3 million, $11.2 million and $9.1 million, respectively represent actual cash received for the year-to-date periods and amounts accrued for the interim periods.

Quarter ended December 31,

Year ended December 31,

(2)

  50% of the properties’ net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures.  Amounts

(3)

Development and construction management fees related to the Cullen Oaks Phase II on-campus participating property.

(1)

  Full-year 2004 results reflect charges totaling approximately $2.6 million related to the company’s IPO and related formation transactions.  Excluding these transactions, net income,

(1)

(3)

CAPITAL STRUCTURE
AS OF DECEMBER 31, 2004
 (dollars in thousands)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004 Interest Expense Summary

(3)

Owned Off-Campus Properties

$                11,583

On-Campus Participating Properties

                    5,548

Corporate and other

                         180

Total Interest Expense

$               17,311

(2) Based on share price of $22.49 at December 31, 2004

(3) Includes interest expense related to discontinued operations.

(1) Excluding debt related to our on-campus participating properties totaling $77.2 million with a weighted average interest rate of 6.9% and average term to maturity of 16.1 years

Total Debt

(1)

123,774

$

Total Market Equity

(2)

286,593

Total Enterprise Value

410,367

$

Debt to Total Enterprise Value

30.2%

Principal

Outstanding

(1)

Average

Term to

Maturity

Fixed Rate Mortgage Notes Payable

111,974

$

6.73%

5.9 Years

Variable Rate Secured Revolving Credit Facility

11,800

3.92%

2.6 Years

Total / Weighted Average

123,774

$

6.46%

5.6 Years

Variable Rate Debt as a Percent of Total Debt

9.5%

Variable Rate Debt as a Percent of Total Enterprise Value

2.9%

Weighted

Average

Interest

Total Equity

70%

Total Debt

(1)

30%

0

0

11,800

0

15,351

96,623

0

20

40

60

80

100

2005

2006

2007

2008

2009

Thereafter

Debt Maturity Schedule:  2005 - Thereafter

(1)

PORTFOLIO OVERVIEW
AS OF DECEMBER 31, 2004

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

Property

Primary University Served

Units

Beds

Occupancy

Owned off-campus properties:

Commons On Apache

Arizona State University Main Campus

111

444

100.0%

(1)

The Village at Blacksburg

Virginia Polytechnic Institute and State University

288

1,056

98.6%

The Village on University

Arizona State University Main Campus

288

918

95.1%

River Club Apartments

The University of Georgia – Athens

266

794

93.3%

River Walk Townhomes

The University of Georgia – Athens

100

340

98.2%

The Callaway House

Texas A&M University

173

538

101.9%

The Village at Alafaya Club

The University of Central Florida

228

840

96.5%

The Village at Science Drive

The University of Central Florida

192

732

99.5%

University Village at Boulder Creek

The University of Colorado at Boulder

82

309

87.1%

University Village at Fresno

California State University – Fresno

105

406

99.5%

University Village at San Bernardino

(2)

California State University – San Bernardino

132

480

95.6%

University Village at TU

Temple University

220

749

99.7%

University Village at Sweet Home

(3)

State University of New York – Buffalo

269

828

n/a

Total owned off-campus properties

2,454

8,434

97.3%

On-campus participating properties:

University Village—PVAMU

Prairie View A&M University

612

1,920

99.2%

University College—PVAMU

Prairie View A&M University

756

1,470

98.6%

University Village—TAMIU

Texas A&M International University

84

252

66.3%

Cullen Oaks Phase I

The University of Houston

231

525

98.3%

Cullen Oaks Phase II

(3)

The University of Houston

180

354

n/a

Total on-campus participating properties

1,863

4,521

96.9%

Total – all properties

4,317

12,955

97.1%

(1) Commons on Apache is 100% leased for the 2004-2005 academic year by Arizona State University.

(2) In November 2004, California State University exercised its option to purchase this property for $28.3 million.  This disposition was consummated in January 2005.

(3)  Currently under development with a scheduled completion date of August 2005.

SAME STORE RESULTS OF OPERATIONS
(dollars in thousands)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

% Change

2004

2003

$ Change

% Change

Property revenues

Owned off-campus properties:

Same store properties

8,380

$

7,699

$

681

$

8.8%

31,938

$

31,514

$

424

$

1.3%

New properties

2,075

-

2,075

100.0%

3,177

-

3,177

100.0%

Total owned off-campus properties

10,455

7,699

2,756

35.8%

35,115

31,514

3,601

11.4%

On-campus participating properties:

Same store properties

5,595

5,578

17

0.3%

16,604

16,089

515

3.2%

New properties

-

-

-

-

814

393

421

107.1%

Total on-campus participating properties

5,595

5,578

17

0.3%

17,418

16,482

936

5.7%

Total property revenues

16,050

$

13,277

$

2,773

$

20.9%

52,533

$

47,996

$

4,537

$

9.5%

Property operating expenses

Owned off-campus properties:

Same store properties

3,813

$

3,728

$

85

$

2.3%

15,576

$

15,272

$

304

$

2.0%

New properties

633

-

633

100.0%

1,285

-

1,285

100.0%

Total owned off-campus properties

4,446

3,728

718

19.3%

16,861

15,272

1,589

10.4%

On-campus participating properties:

Same store properties

2,082

2,099

(17)

-0.8%

7,522

7,803

(281)

-3.6%

New properties

-

-

-

-

378

122

256

209.8%

Total on-campus participating properties

2,082

2,099

(17)

-0.8%

7,900

7,925

(25)

-0.3%

Total property operating expenses

6,528

$

5,827

$

701

$

12.0%

24,761

$

23,197

$

1,564

$

6.7%

Property net operating income

Owned off-campus properties:

Same store properties

4,567

$

3,971

$

596

$

15.0%

16,362

$

16,242

$

120

$

0.7%

New properties

1,442

-

1,442

100.0%

1,892

-

1,892

100.0%

Total owned off-campus properties

6,009

3,971

2,038

51.3%

18,254

16,242

2,012

12.4%

On-campus participating properties:

Same store properties

3,513

3,479

34

1.0%

9,082

8,286

796

9.6%

New properties

-

-

-

-

436

271

165

60.9%

Total on-campus participating properties

3,513

3,479

34

1.0%

9,518

8,557

961

11.2%

-

Total property net operating income

9,522

$

7,450

$

2,072

$

27.8%

27,772

$

24,799

$

2,973

$

12.0%

Quarter ended December 31,

Year ended December 31,

12/31/2004

12/31/2003

Occupancy

Occupancy

Callaway House

101.9%

71.6%

Commons on Apache

100.0%

96.4%

River Club Apartments

93.3%

98.1%

River Walk Townhomes

98.2%

95.3%

The Village at Alafaya Club

96.5%

99.2%

The Village at Blacksburg

98.6%

76.3%

The Village at Science Drive

99.5%

99.5%

The Village on University

95.1%

76.3%

University Village at Boulder Creek

87.1%

94.5%

97.0%

88.3%

Total

8

OWNED OFF-CAMPUS SAME STORE OCCUPANCY

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

Fall Beds

Occupied

(1)

Spring Beds

Occupied

(2)

Variance

Spring

Occupancy

Change

Commons on Apache

444

444

-

-

The Village at Blacksburg

1,041

1,040

(1)

-0.1%

The Village on University

887

909

22

2.4%

River Club Apartments

736

756

20

2.6%

River Walk Townhomes

334

333

(1)

-0.3%

The Callaway House

550

548

(2)

-0.4%

The Village at Alafaya Club

802

817

15

1.8%

The Village at Science Drive

728

727

(1)

-0.1%

University Village at Boulder Creek

266

268

2

0.7%

University Village at Fresno

405

402

(3)

-0.7%

University Village at TU

746

741

(5)

-0.7%

Total

6,939

6,985

46

0.7%

(1)

Occupancy as of 9/30/04

(2)

Occupancy as of 2/25/05

9

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

FALL TO SPRING CHANGE IN OCCUPANCY
OWNED OFF-CAMPUS PROPERTIES

Fall Beds

Occupied

(1)

Spring Beds

Occupied

(2)

Variance

Spring

Occupancy

Change

University Village - PVAMU

1,913

1,825

(88)

-19.8%

University College - PVAMU

1,469

1,406

(63)

-4.5%

University Village - TAMIU

178

181

3

1.7%

Cullen Oaks Phase I

523

523

-

0.0%

Total

4,083

3,935

(148)

-3.8%

(1)

Occupancy as of 9/30/04

(2)

Occupancy as of 2/25/05

10

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

FALL TO SPRING CHANGE IN OCCUPANCY
ON-CAMPUS PARTICIPATING PROPERTIES

2005/2006 LEASING STATUS
OWNED OFF-CAMPUS PORTFOLIO

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

(1)

Represents applications and signed leases in place through February 2005 for the 2005/2006 academic year and through February 2004 for the 2004/2005 academic year.

11

2005/2006 Academic Year

(1)

2004/2005 Academic Year

(1)

Change

% Change

Applications

Signed Leases

Applications

Signed Leases

Applications

Signed Leases

Applications

Signed Leases

Commons On Apache

444

444

444

444

-

-

0.0%

0.0%

The Village at Blacksburg

1,002

976

1,012

987

(10)

(11)

-1.0%

-1.1%

-

The Village on University

56

-

25

-

31

-

124.0%

0.0%

River Club Apartments

369

364

171

132

198

232

115.8%

175.8%

-

River Walk Townhomes

178

177

195

149

(17)

28

-8.7%

18.8%

The Callaway House

410

308

294

158

116

150

39.5%

94.9%

-

The Village at Alafaya Club

167

164

238

228

(71)

(64)

-29.8%

-28.1%

-

The Village at Science Drive

340

321

344

330

(4)

(9)

-1.2%

-2.7%

University Village at Boulder Creek

60

55

85

12

(25)

43

-29.4%

358.3%

-

University Village at Fresno

216

140

90

61

126

79

140.0%

129.5%

-

University Village at TU

400

302

279

144

121

158

43.4%

109.7%

-

Totals

3,642

3,251

3,177

2,645

465

606

14.6%

22.9%

RECENT ACQUISITIONS / DISPOSITIONS
(dollars in thousands)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

ACQUISITIONS

Property

Location

Year

Built

Primary University Served

Units

Beds

Month of

Acquisition

Proctor portfolio:

University Club Tallahassee

Tallahassee, FL

2000

Florida State University

152

608

February 2005

The Grove at University Club

Tallahassee, FL

2002

Florida State University

64

128

February 2005

College Club

Tallahassee, FL

2001

Florida A&M University

96

384

February 2005

College Club Tallahassee Phase II

Tallahassee, FL

2004

Florida A&M University

40

160

February 2005

University Club Gainesville Phase I

Gainesville, FL

1999

University of Florida

94

376

February 2005

    Total Proctor portfolio

(1)

446

1,656

DISPOSITIONS

Property

Location

Year

Built

Primary University Served

Units

Beds

Sales Price

Cash

Proceeds

Month of

Disposition

University Village at San Bernardino

San Bernardino, CA

2004

California State University -

San Bernardino

132

480

$       28,250

$      28,146

January 2005

(1)

This portfolio was purchased for a total purchase price of $53.5 million, including the assumption of $35.4 million in debt with a weighted average interest rate of
7.4% and average term to maturity of 6 years.

ACQUISITIONS / DEVELOPMENTS UPDATE
(dollars in thousands)

ACQUISITIONS

Property

Location

Primary University Served

Units

Beds

Estimated

Acquisition

Costs

(1)

Estimated Debt

Assumed

Estimated

Closing Date

Cityparc at Fry Street

Denton, TX

University of North Texas

136

418

19,150

$

11,790

$

1st Quarter 2005

The Exchange at Gainesville

Gainesville, FL

University of Florida

396

1,044

47,500

-

1st Quarter 2005

DEVELOPMENTS

Property

Location

Primary University Served

Units

Beds

Estimated

Project Costs

Scheduled

Completion

Date

% Complete at

12/31/04

University Village at Sweet Home

Amherst, NY

State University of New York -

Buffalo

269

828

36,074

$

August 2005

30.8%

(1)

Represents purchase price per Purchase and Sale Agreement

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

THIRD PARTY DEVELOPMENT SERVICES UPDATE
(dollars in thousands)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

% Change

2004

2003

$ Change

% Change

Development services revenue

1,065

$

1,600

$

(535)

$

-33.4%

5,803

$

7,939

$

(2,136)

$

-26.9%

% of total revenue

5.9%

10.5%

9.5%

13.9%

CURRENT PROJECTS

Project

Units

Beds

Total Fees

Fees

Earned to

Date

(1)

Remaining

Fees

(1)

Scheduled

Completion

Saint Leo University  Phase II

87

320

375

$

83

$

292

$

August 2005

Vista del Campo Phase II

545

1,564

3,501

43

3,458

August 2006

West Virginia University -

Pre-Development Services

96

345

400

250

150

May 2005

(1)

As of December 31, 2004

Quarter ended December 31,

Year ended December 31,

Location

Primary University Served

Morgantown, WV

West Virginia University

St. Leo, FL

St. Leo University

Irvine, CA

University of California - Irvine

MANAGEMENT SERVICES UPDATE
(dollars in thousands)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

2004

2003

$ Change

% Change

2004

2003

$ Change

% Change

Management services revenue

798

$

371

$

427

$

115.1%

2,105

$

1,189

$

916

$

77.0%

% of total revenue

4.4%

2.4%

3.5%

2.1%

NEW AND RENEWED MANAGEMENT CONTRACTS

Property

Location

Units

Beds

Estimated

Annual

Fees

Calumet

Hammond, IN

95

377

88

$

San Marcos Hall

San Marcos, TX

307

892

48

Sterling Grove

Tallahassee, FL

168

576

132

Sterling Meadows

Mt. Pleasant, MI

184

616

120

Central Michigan University

Property Management

Texas State University - San Marcos

Accounting Services

Florida State University

Property Management

Purdue-Calumet

Initial Operations & Property Management

Quarter ended December 31,

Year ended December 31,

Primary University Served

Service Provided

2005 OUTLOOK
(dollars in thousands, except per share data)

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

Low

High

Net income

9,200

$

9,900

$

Gain on disposition of property

(5,400)

(5,600)

Minority interests

50

150

Depreciation and amortization

13,900

14,100

Amortization of acquired intangible assets

400

600

Funds from operations ("FFO")

18,150

19,150

Elimination of operations of on-campus participating

properties:

Net income from on-campus participating properties

(500)

(400)

Amortization of investment in on-campus

participating properties

(3,500)

(3,500)

(4,000)

(3,900)

Modifications to reflect operational performance of

on-campus participating properties:

Our share of net cash flow

800

900

Development fees earned on Cullen Oaks

1,050

1,100

Management fees

800

900

Impact of on-campus participating properties

2,650

2,900

Funds from operations - modified for operational performance of on-campus participating properties (“FFOM”)

16,800

$

18,150

$

Weighted average common shares outstanding - diluted

12,744

12,744

Net income per share - diluted

0.72

$

0.78

$

FFO per share - diluted

1.42

$

1.50

$

FFOM per share - diluted

1.32

$

1.42

$

Key Assumptions

(1)  We will  complete current contracted acquisitions by mid-year at current contract terms without effect of fair value adjustments that may be necessary.

(2)  University Village at Sweet Home will open on-time and on-budget, and that 50% of the project costs will be permanently financed upon completion.

(3)  The on-campus participating construction property Cullen Oaks Phase II will open on-time and on-budget

(4)  We will enter into contracts for third-party development and construction projects that generate revenues consistent with historical levels.

(5)  Our 2005/2006 academic year lease-up will be at similar rates and occupancy levels as experienced in the current academic year

(6)  Our cost to comply with Sarbanes Oxley Section 404 by the end of 2005 will be approximately $0.5 million.

(7)  The LIBOR and prime rates of interest will not increase more than 75 basis points in 2005.

AMERICAN CAMPUS COMMUNITIES CONTACTS

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call

Contact Name

Phone

E-mail

William C. Bayless, Jr.

(512) 732-1020

bbayless@student housing.com

Brian B. Nickel

(512) 732-1045

bnickel@student housing.com

Mark J. Hager

(512) 732-1040

mhager@studenthousing.com

Georganne Palffy

(312) 640-6768

gpalffy@financialrelationsboard.com

American Campus Communities, Inc.

805 Las Cimas Parkway

Suite 400

Austin, Texas  78746

Tel:  (512) 732-1000

Fax:  (512) 732-2450

www.americancampuscommunities.com

Corporate Headquarters

Title

Chief Executive Officer

Chief Investment Officer

Chief Financial Officer

Investor Relations

FORWARD LOOKING STATEMENTS

This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words “anticipate,”
“believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions.  Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-
looking statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets;
availability of capital and financing;  rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Supplemental Analyst Package

Fourth Quarter 2004 Earnings Call